THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY SHELL INVESTMENTS LIMITED TO PURCHASE ALL OF THE OUTSTANDING COMMON SHARES (INCLUDING ALL COMMON SHARES WHICH MAY BECOME OUTSTANDING ON OR AFTER THE DATE OF THE OFFER AND PRIOR TO THE EXPIRY TIME (AS DEFINED BELOW)) OF SHELL CANADA LIMITED NOT ALREADY HELD BY SHELL INVESTMENTS LIMITED OR ITS AFFILIATES.

LETTER OF TRANSMITTAL
for Deposits of Common Shares of

SHELL CANADA LIMITED
pursuant to the Offer dated February 8, 2007 made by

SHELL INVESTMENTS LIMITED
a wholly-owned indirect subsidiary of

ROYAL DUTCH SHELL plc

THE OFFER IS OPEN FOR ACCEPTANCE UNTIL 8:00 P.M. (TORONTO TIME)
ON MARCH 16, 2007, UNLESS EXTENDED OR WITHDRAWN (THE “EXPIRY TIME”).
SEE “TIME FOR ACCEPTANCE” IN SECTION 2 OF THE OFFER.

USE THIS LETTER OF TRANSMITTAL IF:

1.	YOU ARE DEPOSITING COMMON SHARE CERTIFICATE(S); OR

2.	YOU ARE A U.S. HOLDER FOLLOWING PROCEDURES FOR BOOK-ENTRY CONFIRMATION AND DO NOT HAVE AN AGENT’S MESSAGE; OR

3.	YOU PREVIOUSLY DEPOSITED COMMON SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

This Letter of Transmittal or a manually executed facsimile copy thereof, properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must accompany the certificates representing the common shares (the “Common Shares”) of Shell Canada Limited (“Shell Canada”) deposited pursuant to the offer (as it may be amended from time to time, the “Offer”) dated February 8, 2007 made by Shell Investments Limited (the “Offeror”), a wholly-owned indirect subsidiary of Royal Dutch Shell plc, to holders of Common Shares, other than the Offeror or its affiliates (“Shareholders”).

Shareholders may also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance — Acceptance by Book-Entry Transfer”, provided that the confirmation of a book-entry transfer of Common Shares into the Depositary’s account at The Canadian Depository for Securities Limited (“CDS”) or The Depository Trust Company (“DTC”), together with an Agent’s Message in respect thereof, or a properly completed Letter of Transmittal and any other required documents are received by the Depositary, if sent by mail, at its office in Toronto, Ontario, Canada or, if sent by registered mail, hand or courier, at either its office in Toronto, Ontario or Calgary, Alberta, Canada, prior to the Expiry Time.

Shareholders whose certificates are not immediately available or who are unable to deliver their certificates and all other required documents to the Depositary at or prior to the Expiry Time may deposit such Common Shares according to the procedure for guaranteed delivery set forth in Section 3 of the Offer, “Manner of Acceptance — Procedure for Guaranteed Delivery” by using the accompanying Notice of Guaranteed Delivery. See Instruction 2 in this Letter of Transmittal, “Procedure for Guaranteed Delivery”.

The terms and conditions of the Offer are incorporated by reference into this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer and accompanying Circular (as it may be amended from time to time, the “Circular”) dated February 8, 2007 have the meanings ascribed to them in the Offer and the Circular.

The Depositary, the Dealer Managers, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Shareholders whose Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

The Letter of Transmittal is to be used if Common Share certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Common Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ON THE BACK PAGE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. HOLDER, YOU MUST ALSO COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN. SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL, “U.S. SHAREHOLDERS AND SUBSTITUTE FORM W-9”.

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:          SHELL INVESTMENTS LIMITED
AND TO: CIBC MELLON TRUST COMPANY, as Depositary

The undersigned delivers to you the enclosed certificate(s) for Common Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Common Shares upon the terms and conditions contained in the Offer. The following are the details of the enclosed certificate(s):

DESCRIPTION OF COMMON SHARES DEPOSITED
(Please print of type. If space is insufficient, please attach a list in the form below)

Name in which Registered
	(Please fill in exactly as name(s)	Number of Common Shares	Number of Common
Certificate Number(s)	appear(s) on certificate(s))	Represented by Certificate	Shares Deposited*

TOTAL:
* Unless otherwise indicated, the total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited. Refer to Instruction 7 of this Letter of Transmittal, “Partial Tenders”.

The undersigned:

1.	acknowledges receipt of the Offer and the Circular and acknowledges that there will be a binding agreement between the undersigned and the Offeror, effective immediately following the time at which the Offeror takes up Common Shares deposited by the undersigned pursuant to this Letter of Transmittal, in accordance with the terms and conditions of the Offer;

2.	delivers to you the enclosed certificate(s) representing Common Shares (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance — Acceptance by Book-Entry Transfer”) and, subject only to the rights of withdrawal set out in the Offer, irrevocably accepts the Offer for and in respect of those Common Shares that are being deposited under the Offer as indicated under the heading “Description of Common Shares Deposited” set out above in this Letter of Transmittal represented by such certificate(s) (the “Deposited Securities”) and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Securities, including any and all rights and benefits arising from such Deposited Securities, including any and all dividends, distributions, payments, securities, property or other interests which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Securities or any of them on or after the date of the Offer, including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, “Distributions”) but excluding any regular quarterly dividend of Shell Canada of no more than $0.11 per Common Share;

3.	represents and warrants that, (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Securities and any Distributions being deposited to the Offer, (ii) the Deposited Securities and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Securities and Distributions, to any other Person, (iii) the deposit of such Deposited Securities and Distributions complies with applicable Laws, and (iv) when the Deposited Securities and Distributions are taken up and paid for by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims, and rights of others;

4.	agrees that if, on or after the date hereof, Shell Canada should divide, combine, reclassify, consolidate, convert or otherwise change any of the Common Shares or its capitalization, or should disclose that it has taken or intends to take any such action, then the Offeror may, in its sole discretion and without prejudice to its rights under “Conditions of the Offer” in Section 4 of the Offer, make such adjustments as it deems appropriate to the purchase price or other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the consideration payable therefor) to reflect such division, combination, reclassification, consolidation, conversion or other change;

5.	directs the Offeror and the Depositary, upon the Offeror taking up the Deposited Securities, (i) to issue or cause to be issued a cheque payable in Canadian dollars (except for payments in excess of $25 million, which will be made by wire transfer) representing the cash payment for the Deposited Securities to which the undersigned is entitled for the Deposited Securities under the Offer, unless otherwise directed in this Letter of Transmittal, in the name of the registered holder of the Deposited Securities and to send such cheque by first class mail, to the address indicated herein, or to hold the same for pick-up, as indicated herein, and (ii) to return any certificates for Deposited Securities not deposited to or purchased under the Offer by either (a) sending new certificates representing Common Shares not purchased or by returning the deposited certificates (and other relevant documents) to the address indicated herein, or (b) in the case of Common Shares deposited by book-entry transfer of such Common Shares pursuant to the procedures set forth in “Manner of Acceptance — Acceptance by Book-Entry Transfer” in Section 3 of the Offer, such Common Shares will be credited to the depositing holder’s account maintained with CDS or DTC, as applicable (and, in the case of both (i) and (ii) above, if no name, address or delivery instructions are indicated, to the undersigned at the address of the undersigned as shown on the appropriate registers maintained by or on behalf of Shell Canada). The undersigned understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary on the purchase price of the Deposited Securities purchased by the Offeror, regardless of any delay in making such payment;

6.	waives any right to receive notice of purchase of the Deposited Securities;

7.	irrevocably appoints, effective from and after the date that the Offeror takes up the Deposited Securities and any Distributions deposited herewith (the “Effective Time”), each director and officer of the Offeror and any other Person designated by the Offeror in writing, as the true and lawful agents, attorneys and attorneys-in-fact and proxies, with full power of substitution, in the name of and on behalf of the undersigned: (i) to register or record the transfer and/or cancellation of such Deposited Securities and any Distributions (to the extent consisting of securities) on the appropriate register of holders maintained by or on behalf of Shell Canada, (ii) to exercise any and all rights of the undersigned including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Shell Canada, to vote any or all Deposited Securities and Distributions, to execute and deliver any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Deposited Securities and any Distributions and to designate in any such instrument, authorization or consent any Person or Persons as the proxyholder of the undersigned in respect of the Deposited Securities and/or Distributions, for all purposes, and (iii) to execute, endorse and negotiate, for and in the name of and on behalf of the undersigned, any and all cheques or other instruments representing any Distribution payable to or to the order of, or endorsed in favour of, the undersigned;

8.	revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Securities or any Distributions and agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Deposited Securities or any Distributions by or on behalf of the undersigned, unless the Deposited Securities are withdrawn or are not taken up and paid for under the Offer. The undersigned also agrees not to vote any of the Deposited Securities or any Distributions at any meeting (whether annual, special or otherwise or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of securities of Shell Canada and not to exercise any of the other rights or privileges attached to the Deposited Securities or any Distributions, and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents in respect of all or any of the Deposited Securities or Distributions, and to appoint in any such instruments of proxy, authorizations or consents, the Person or Persons specified by the Offeror as the proxyholder of the Deposited Securities and Distributions and acknowledges that upon such appointment, all prior proxies and other authorizations (including without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Deposited Securities and Distributions with respect thereto shall be revoked and no subsequent proxies or other authorizations or consents may be given by such Person with respect thereto;

9.	agrees that if, on or after the date of the Offer, Shell Canada should declare, make or pay any Distribution in respect of Common Shares deposited by the undersigned and accepted for purchase pursuant to the Offer which is payable or distributable to Shareholders on a record date which is prior to the transfer of such Common Shares into the name of the Offeror or its nominees or transferees on the share register maintained by or on behalf of Shell Canada, then without prejudice to the Offeror’s rights under Section 4 of the Offer the whole of any such Distribution (other than the payment of a quarterly cash dividend on the Common Shares of no more than $0.11 per Common Share), will be received and held by the undersigned for the account of and for the benefit of the Offeror and will be promptly remitted and transferred by the undersigned to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the consideration payable by the Offeror pursuant to the Offer the amount or value of the Distribution, as determined by the Offeror in its sole discretion;

10.	covenants to execute, upon a request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Securities and/or Distributions to the Offeror;

11.	acknowledges that all authority conferred or agreed to be conferred by the undersigned herein may be exercised during any subsequent legal incapacity of the undersigned and shall to the extent permitted by Law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned;

12.	by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Deposited Securities (and/or Distributions) deposited pursuant to the Offer will be determined by the Offeror in its sole discretion and that such determination shall be final and binding and acknowledges that (i) the Offeror reserves the absolute right to reject any and all deposits of Deposited Securities (and/or any Distributions) which the Offeror determines not to be in proper form or which may be unlawful to accept under the Laws of any jurisdiction, (ii) the Offeror reserves the absolute right to waive any defect or irregularity in the deposit of any Deposited Securities (and/or any Distributions), (iii) there shall be no duty or obligation on the Offeror, the Dealer Managers, any Soliciting Dealer, the Information Agent or the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice, (iv) the Offeror’s interpretation of the terms and conditions of the Offer, the Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery shall be final and binding, and (v) the Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth in the Offer; and

13.	by reason of the use of an English language form of Letter of Transmittal, shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une version anglaise de la présente lettre de transmission, le soussigné est réputé avoir demandé que tout contrat attesté par l’offre, telle qu’elle est acceptée au moyen de cette lettre de transmission, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

SHAREHOLDER INFORMATION AND INSTRUCTIONS
Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.

BLOCK A
PAYMENT INSTRUCTIONS

ISSUE CHEQUE IN THE NAME OF:

(Please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone — Business Hours)

(Social Insurance, Social Security Number or
Tax Identification Number)

BLOCK B
DELIVERY INSTRUCTIONS

SEND CHEQUE (UNLESS BLOCK C BELOW IS CHECKED), TO:
(Please print or type)

☐ Same as address in Block A, or to:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone — Business Hours)

(Social Insurance, Social Security Number or
Tax Identification Number)

BLOCK C
SPECIAL PICK-UP INSTRUCTIONS

☐	Hold cheque for pick-up.
(Please check here if applicable)

BLOCK D
U.S. SHAREHOLDERS
(See Instruction 9)

A “U.S. Shareholder” is any shareholder that is either (A) providing an address in Block B which is located within the United States or any territory or possession thereof, or (B) a United States person for United States federal income tax purposes.

INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER:

☐	The owner signing this Letter of Transmittal represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐	The owner signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

IF YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER, THEN IN
ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE THE SUBSTITUTE FORM W-9
ATTACHED HERETO, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT
FROM BACKUP WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS.

BLOCK E
DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY
(See Instruction 2)

☐	Check here if Common Shares are being deposited pursuant to the Notice of Guaranteed Delivery sent to the Toronto, Ontario, Canada office of the Depositary and complete the following (please print or type):

Name of Registered Holder _ _	Date of Guaranteed Delivery _ _

Window Ticket Number (if any) _ _

Name of Institution which Guaranteed Delivery _ _

BLOCK F
INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER
(See Instruction 8)

The Shareholder signing below represents that the member of the Soliciting Dealer Group who solicited and obtained this deposit is (please print or type):

(Firm)	(Registered Representative)	(Telephone Number)

(Address)	(Fax Number)

☐	Check here if list of beneficial holders is attached

☐	Check here if list of beneficial holders is to follow

SHAREHOLDER SIGNATURE

By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 4 to this Letter of Transmittal, “Guarantee of Signatures”):	Dated: _ _

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal, “Signatures”, “Guarantee of Signatures” and “Fiduciaries Representatives and Authorizations”, respectively)

Name of Guarantor (please print or type)	Name of Shareholder or Authorized Representative (please print or type)

Address of Guarantor (please print or type)	Telephone number (business hours) of Shareholder or Authorized Representative

Social Insurance or Social Security Number or Tax Identification Number of Shareholder

Additional Signatures for Joint Shareholders (if required)	Dated: _ _

Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal, “Signatures”, “Guarantee of Signatures” and “Fiduciaries Representatives and Authorizations”, respectively)

Name of Shareholder or Authorized Representative (please print or type)

Telephone number (business hours) of Shareholder or Authorized Representative

Social Insurance or Social Security Number or Tax Identification Number of Shareholder

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)	This Letter of Transmittal (or manually signed facsimile copy hereof) properly completed and duly executed as required by the instructions set forth below, together with accompanying certificate(s) representing the Deposited Securities (or, alternatively, a book-entry transfer for Shareholders accepting the Offer by following the procedures for book-entry transfer established by CDS, provided that a Book-Entry Confirmation through CDSX is received by the Depositary, or by following the procedures for book-entry transfer established by DTC, provided that a Book-Entry Confirmation, together with an Agent’s Message in respect thereof, is received by the Depositary) and all other documents required by the terms of the Offer and this Letter of Transmittal, must be received by the Depositary at any of the offices of the Depositary specified on the back of this Letter of Transmittal at or before 8:00 p.m. (Toronto time) on March 16, 2007, being the Expiry Time, or such later time or times and date or dates to which the Offer may be extended, unless the Offer is withdrawn or unless the procedures for guaranteed delivery set out in Instruction 2 below, “Procedure for Guaranteed Delivery”, are employed. Shareholders accepting this Offer using book-entry transfer must ensure that the required documents are sent to the Depositary, if sent by mail, at its office in Toronto, Ontario, Canada or, if sent by registered mail, hand or courier, at either its office in Toronto, Ontario or Calgary, Alberta, Canada.

(b)	The method of delivery of this Letter of Transmittal, the certificate(s) representing the Deposited Securities and all other required documents, is at the option and risk of the person depositing same, and delivery will be deemed effective only when such documents have been physically received by the Depositary at any of its offices as specified herein. The Offeror recommends that such documents be delivered by hand to the Depositary and a receipt be obtained therefor, or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to ensure delivery to the Depositary prior to the Expiry Time. Shareholders whose Common Shares are registered in the name of a nominee should contact their broker, investment dealer, bank, trust company or other nominee for assistance in depositing the Common Shares.

2.	Procedure for Guaranteed Delivery

If a Shareholder wishes to deposit Common Shares pursuant to the Offer and the certificate(s) representing such Common Shares are not immediately available or such Shareholder is not able to deliver such certificate(s) and all other required documents to the Depositary at or prior to the Expiry Time, such Common Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	such deposit is made by or through an Eligible Institution (as defined below);

(b)	a Notice of Guaranteed Delivery (printed on green paper) in the form accompanying the Offer and Circular or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at its office in Toronto, Ontario, Canada as set out in the Notice of Guaranteed Delivery, at or prior to the Expiry Time; and

(c)	the certificate(s) representing deposited Common Shares in proper form for transfer together with this Letter of Transmittal or a facsimile thereof, properly completed and duly executed, with any required signatures and all other documents required by this Letter of Transmittal, are received by the Depositary at its office in Toronto, Ontario, Canada as set out in the Notice of Guaranteed Delivery prior to 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time.

The Notice of Guaranteed Delivery may be delivered by hand or courier or transmitted by facsimile or mail to the Depositary at its office in Toronto, Ontario, Canada at or prior to the Expiry Time and must include a guarantee by an Eligible Institution in the manner set forth in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Transmittal and accompanying certificates to any office other than the Toronto, Ontario, Canada office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

3.	Signatures

This Letter of Transmittal must be completed and executed by the holder of Common Shares accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5, “Fiduciaries, Representatives and Authorizations” below).

(a)	If this Letter of Transmittal is executed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond exactly with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned or held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)	If this Letter of Transmittal is executed by a Person other than the registered owner(s) of the accompanying certificate(s) or if the cheque(s) are to be issued to a Person other than the registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by or on behalf of Shell Canada, or if certificates representing Common Shares for which the Offer has not been accepted are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by or on behalf of Shell Canada:

(i)	such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4, “Guarantee of Signatures”, below.

4.	Guarantee of Signatures

If this Letter of Transmittal is executed by a person other than the registered owner(s) of the Common Shares, if the cheque(s) are to be issued to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by or on behalf of Shell Canada, or if certificates representing Common Shares for which the Offer has not been accepted are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by or on behalf of Shell Canada, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any certificate or share transfer power of attorney is executed by a person on behalf of an executor, administrator, trustee, guardian, attorney-in-fact, agent, corporation, partnership or association, or is executed by any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of such person’s authority to act. Either of the Offeror or the Depositary, at its discretion, may require additional evidence of such authority or any other additional documentation.

6.	Delivery Instructions

If any cheque(s) are to be sent to or, in respect of partial deposits of Common Shares, certificates representing Common Shares are to be returned to, someone at an address other than the address of the Shareholder at it appears in Block A on this Letter of Transmittal, entitled “Payment Instructions”, then Block B on this Letter of Transmittal, entitled “Delivery Instructions”, should be completed. If Block B is not completed, any cheque(s) will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then any cheque(s) will be mailed to the address of such holder as it appears on the securities register of Shell Canada. Any cheque(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered on the date of mailing.

7.	Partial Deposits

If less than the total number of Common Shares evidenced by any certificate submitted is to be deposited under the Offer, fill in the number of Common Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder as soon as practicable following the Expiry Time. The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated. If certificate(s) representing Common Shares not deposited to or purchased under the Offer are to be returned other than in the name of, and to the address of the person shown in the registers maintained by or on behalf of Shell Canada, complete Block B on this Letter of Transmittal.

8.	Solicitation

Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing Block F on this Letter of Transmittal. If this Letter of Transmittal represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit or on a diskette that must be timely forwarded to the place of deposit.

9.	U.S. Shareholders and Substitute Form W-9

United States federal income tax law generally requires that a U.S. Holder who receives cash in exchange for Common Shares must provide the Depositary with his correct Taxpayer Identification Number (“TIN”), which, in the case of a Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each U.S. Holder must provide his correct TIN by completing the “Substitute Form W-9” attached to this document, which requires such holder to certify under penalties of perjury: (i) that the TIN provided is correct (or that such holder is awaiting a TIN); (ii) that the holder is not subject to backup withholding because: (a) the holder is exempt from backup withholding; (b) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (iii) that the holder is a U.S. person (including a U.S. resident alien). For information about what number to provide the Depositary, see “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. For more information, see “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”. To prevent possible erroneous backup withholding, an exempt holder must complete Substitute Form W-9, check the “Exempt from backup withholding” box on such form, and sign and date the form. See the instructions in the attached Substitute Form W-9 for additional instructions.

If Common Shares are held in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

If a U.S. Holder does not have a TIN, such holder should: (i) consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”; (ii) write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 attached to this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for U.S. federal income tax purposes, such holder will instead need to submit a properly completed IRS Form W-8 BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalty of perjury. A copy of IRS Form W-8 BEN may be obtained from the Depositary.

A U.S. HOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 ATTACHED TO THIS LETTER OF TRANSMITTAL MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.

10.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Common Shares, additional certificate numbers and numbers of Common Shares may be included in a separate signed list affixed to this Letter of Transmittal.

(b)	If Common Shares are registered in different forms (e.g. “Joe Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Transmittal (or a manually executed facsimile copy hereof) waive any right to receive any notice of acceptance of Common Shares for payment.

(d)	The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Alberta and the laws of Canada applicable therein.

(e)	All questions as to the validity, form, eligibility (including timely receipt) and acceptance of Common Shares deposited pursuant to the Offer will be determined by the Offeror in its sole discretion, which determination shall be final and binding. The Offeror reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the Laws of any jurisdiction. The Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Common Shares. There shall be no duty or obligation of the Offeror, the Dealer Managers, any Soliciting Dealer, the Information Agent or the Depositary or any other Person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer, the Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery will be final and binding. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth in the Offer and Circular.

(f)	Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary, the Dealer Managers or the Information Agent.

11.	Lost Certificates

If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary at its office in Toronto, Ontario, Canada listed herein. The Depositary will forward such letter to the transfer agent for the Common Shares so that the transfer agent may provide replacement instructions. If a share certificate has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary or the transfer agent for the Common Shares may contact you. If your share certificate has been lost or destroyed, you must take the foregoing action sufficiently in advance of the Expiry Time in order to obtain a replacement certificate in sufficient time to permit the replacement certificate to be tendered to the Offer prior to the Expiry Time.

12.	Privacy Notice

The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual’s name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary has prepared a Privacy Code relating to information practices and privacy protection. It is available at computershare.com, or by writing the Depositary at the addresses indicated below. The Depositary will use the information provided on this form in order to process the undersigned Shareholder’s request and will treat the Shareholder’s signature(s) on this form as such Shareholder’s consent to the above.

13.	Assistance

The Depositary, the Dealer Managers, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Shareholders whose Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR DEPOSITED SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

PAYER’S NAME:
PAYEE’S NAME: _ _
PAYEE’S ADDRESS: _ _

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part I: Taxpayer Identification Number (TIN)
Social Security Number

OR
Employer Identification Number
(If awaiting TIN write “Applied For” and complete Part III and the Certificate of Awaiting Taxpayer Identification Number)
Part II: For Payees Exempt from Backup Withholding For Payees Exempt from Backup withholding, see the Guidelines below and complete as instructed therein.
Part III: — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

	Signature of U.S. person	Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me pursuant to the tender offer will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the social security
For this type of account:		number of —
1.	Individual	The Individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship	The owner(3)

Give the employer
For this type of account:		identification number of —
6.	Sole proprietorship	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government and any political subdivision, agency or instrumentality thereof.
  Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.
  Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.
  Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

  Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to the payer. Certain penalties may also apply.

Penalties
(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE

The Depositary for the Offer is:
CIBC MELLON TRUST COMPANY

By Mail	By Registered Mail, Hand or by Courier
P.O. Box 1036 Adelaide Street Postal Station Toronto, ON M5C 2K4	199 Bay Street Commerce Court West Securities Level Toronto, ON M5L 1G9
or
600 The Dome Tower 333-7th Avenue S.W. Calgary, AB T2P 2Z1

Toll Free: 1-800-387-0825
Telephone: (416) 643-5500
E-Mail: inquiries@cibcmellon.com

The Dealer Managers for the Offer are:

In Canada

MORGAN STANLEY CANADA LIMITED	SCOTIA CAPITAL INC.
Suite 3700, 181 Bay Street Toronto, Ontario M5J 2T3 Telephone: 416-943-8400 Fax: 416-943-8320	Suite 1800, Scotia Centre 700 – 2nd Street S.W. Calgary, Alberta T2P 2W1 Telephone: 403-213-7777 Fax: 403-213-7773

The Information Agent for the Offer is:

Kingsdale Shareholder Services Inc.
The Exchange Tower
130 King Street West, Suite 2950
P.O. Box 361, Toronto, Ontario

Any questions and requests for assistance may be directed by holders of Common Shares to the Depositary, the Dealer Managers or the Information Agent at their respective telephone numbers and locations set out above.
Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.